UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Laureate Education, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LAUREATE EDUCATION, INC. 2022 Annual Meeting If voting in advance of the meeting, you must do so byMay 24, 2022 11:59 PM EDT LAUREATE EDUCATION, INC. 78 SW 7th STREET, SUITE 900 MIAMI, FLORIDA 33130 D80555-P67108 You invested in LAUREATE EDUCATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/LAUR2022 *Please check the meeting materials for any special requirements for meeting attendance. A list of the holders of record of Laureate’s Common Stock will be available at the 2022 Annual Meeting webcast at www.virtualshareholdermeeting.com/LAUR2022. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect nine (9) directors, each of whom shall hold office for a one year term until the 2023 Annual Meeting of Stockholders. Nominees: For 01) Andrew B. Cohen 02) William L. Cornog 03) Pedro del Corro04) Kenneth W. Freeman 05) Barbara Mair 06) George Muñoz 07) Dr. Judith Rodin 08) Eilif Serck-Hanssen 09) Ian K. Snow For 2. To approve the advisory vote to approve named executive officer compensation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2022. For NOTE: At their discretion, the Proxies are authorized to transact such other business as may properly come before the 2022 Annual Meeting and any adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D80556-P67108